--------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) February 24, 2005


                                  CWHEQ, INC.
    ---------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)




             Delaware                 333-121378            87-0698310
             --------                 ----------            ----------
          (State or Other            (Commission         (I.R.S. Employer
           Jurisdiction              File Number)         Identification
         of Incorporation)                                     No.)

         4500 Park Granada
       Calabasas, California                                   91302
       ---------------------                                   -----
       (Address of Principal                                (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
---------  ------------


Description of the Mortgage Pool*


      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of February 24, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-A.













----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 17, 2004, the Prospectus Supplement dated February 18, 2005 and the Supplement to the Prospectus Supplement, dated February 24, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-A.

         The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                 Loan Group 1


               Principal Balances for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of                 Weighted   Weighted   Weighted      Average
                                  Aggregate                  Aggregate       Average    Average    Average     Average     Combined
                                  Principal     Number of    Principal       Current     Gross    Remaining    Credit       Loan-to
 Range of Principal Balances       Balance      Mortgage      Balance       Principal   Mortgage     Term      Bureau       -Value
             ($)                 Outstanding      Loans     Outstanding      Balance     Rate      (months)   Risk Score     Ratio
             ---                 -----------      -----     -----------      -------     ----      --------   ----------     -----

0.01 - 10,000.00.............   $ 10,600,923     1,619           1.80%    $    6,548     5.479%      294.35       717        79.3%
10,000.01 - 20,000.00........     55,602,461     3,516           9.46         15,814     5.684       296.04       712        86.0
20,000.01 - 30,000.00........    110,254,100     4,281          18.76         25,754     5.625       297.00       709        88.7
30,000.01 - 40,000.00........    109,745,143     3,122          18.68         35,152     5.792       297.80       713        89.8
40,000.01 - 50,000.00........     85,427,326     1,881          14.54         45,416     5.621       297.77       712        89.4
50,000.01 - 60,000.00........     65,416,070     1,186          11.13         55,157     5.690       297.81       712        90.4
60,000.01 - 70,000.00........     49,637,892       762           8.45         65,142     5.765       298.10       708        90.2
70,000.01 - 80,000.00........     28,295,594       378           4.82         74,856     5.396       297.24       700        84.0
80,000.01 - 90,000.00........     17,760,332       208           3.02         85,386     5.298       298.87       699        83.6
90,000.01 - 100,000.00.......     25,430,389       261           4.33         97,434     5.327       298.04       702        77.3
100,000.01 - 125,000.00......     15,144,370       134           2.58        113,018     5.400       298.97       703        79.9
125,000.01 - 150,000.00......     12,787,148        90           2.18        142,079     5.558       297.23       715        74.0
150,000.01 - 175,000.00......      1,293,664         8           0.22        161,708     5.519       299.13       730        78.8
200,000.01 - 225,000.00......        205,659         1           0.03        205,659     3.990       299.00       684        80.0
     Total...................   -------------   ------         ------
                                $587,601,072    17,447         100.00%
                                ============    ======         ======



     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $33,679.


                 Loan Programs for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Description of Loan Programs    Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

10 Year Draw, 20 Year Repay..     $    100,000        1         0.02%      $100,000     6.500%      342.00       696        71.7%
3 Year Draw, 10 Year Repay...           68,060        6         0.01         11,343     9.364        67.53       676        99.6
5 Year Draw, 5 Year Repay....           79,039        5         0.01         15,808     7.378        96.98       724        90.1
5 Year Draw, 10 Year Repay...          345,757        9         0.06         38,417     7.084       149.60       726        91.9
10 Year Draw, 15 Year Repay(1)     586,712,149   17,418        99.85         33,684     5.634       297.64       710        87.5
15 Year Draw, 0 Year Repay...           47,664        1         0.01         47,664     7.000        90.00       736        84.7
15 Year Draw, 10 Year Repay..          248,404        7         0.04         35,486     6.243       260.95       729        87.9
     Total...................     ------------   ------       ------
                                  $587,601,072   17,447       100.00%
                                  ============   ======       ======


--------------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                   Loan Rates for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Range of Loan Rates (%)         Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

3.001 - 3.500................    $  1,534,991         38         0.26%   $   40,394       3.442%      298.97        703       96.1%
3.501 - 4.000................     231,084,976      6,677        39.33        34,609       3.976       299.14        702       85.3
4.001 - 4.500................      14,558,511        400         2.48        36,396       4.266       299.38        705       94.9
4.501 - 5.000................      19,270,282        619         3.28        31,131       4.954       298.88        717       92.0
5.001 - 5.500................      89,459,784      2,928        15.22        30,553       5.277       296.46        719       89.0
5.501 - 6.000................      29,705,015        815         5.06        36,448       5.787       292.53        718       73.2
6.001 - 6.500................      24,022,154        589         4.09        40,785       6.276       296.29        705       79.4
6.501 - 7.000................      20,296,562        533         3.45        38,080       6.857       297.50        707       81.2
7.001 - 7.500................      34,029,951      1,048         5.79        32,471       7.307       292.77        716       89.6
7.501 - 8.000................      51,150,221      1,570         8.70        32,580       7.776       297.62        720       92.0
8.001 - 8.500................      15,471,527        499         2.63        31,005       8.277       294.27        709       93.4
8.501 - 9.000................      34,992,903      1,008         5.96        34,715       8.787       297.68        722       97.1
9.001 - 9.500................      10,070,530        362         1.71        27,819       9.319       298.17        720       94.5
9.501 - 10.000...............       8,292,580        247         1.41        33,573       9.785       298.11        689       95.4
10.001 - 10.500..............       2,376,531         76         0.40        31,270      10.405       299.36        698       94.2
10.501 - 11.000..............         585,384         17         0.10        34,434      10.794       299.22        701       95.0
11.001 - 11.500..............         389,174         12         0.07        32,431      11.305       299.50        697       94.7
11.501 - 12.000..............          85,694          5         0.01        17,139      11.908       299.32        689       90.7
12.001 - 12.500..............         128,752          3         0.02        42,917      12.481       299.00        681       97.5
12.501 - 13.000..............          95,550          1         0.02        95,550      12.750       300.00        627       94.7
     Total...................    ------------     ------       ------
                                 $587,601,072     17,447       100.00%
                                 ============     ======       ======


         As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 5.636%.

     Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
   Range of Months Remaining       Balance       Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
   to Scheduled Maturity          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

61 - 72......................    $     97,990          7         0.02%   $   13,999       8.680%       68.90      688        99.6%
85 - 96......................          94,815          3         0.02        31,605       7.451        90.96      713        84.7
97 - 108.....................          11,200          1          (1)        11,200       5.250       102.00      804        68.5
109 - 120....................          37,909          3         0.01        12,636       8.206       115.22      709        88.8
145 - 156....................         216,768          3         0.04        72,256       7.202       153.30      733        91.0
157 - 168....................          30,989          2         0.01        15,494       6.302       163.23      784       100.0
169 - 180....................          50,849          2         0.01        25,425       6.292       179.00      699        97.4
205 - 216....................       4,169,452        183         0.71        22,784       6.587       211.57      712        80.8
217 - 228....................          67,199          4         0.01        16,800       6.513       223.58      734        95.9
229 - 240....................         694,034         26         0.12        26,694       6.174       235.16      716        87.5
241 - 252....................         152,566          7         0.03        21,795       6.578       248.91      716        97.7
253 - 264....................       1,800,386         66         0.31        27,279       6.221       259.88      722        89.9
265 - 276....................       4,867,349        176         0.83        27,655       6.166       271.48      718        88.1
277 - 288....................      11,300,209        444         1.92        25,451       6.658       282.19      707        86.7
289 - 300....................     563,909,358     16,519        95.97        34,137       5.599       299.02      710        87.5
337 - 348....................         100,000          1         0.02       100,000       6.500       342.00      696        71.7
     Total...................    ------------     ------       ------
                                 $587,601,072     17,447       100.00%
                                 ============     ======       ======


--------------
(1) Less than 0.01%.

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 297.

         The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
   Range of Combined Loan-to-       Balance       Mortgage     Balance      Principal  Mortgage     Term     Bureau       -Value
         Value Ratio (%)          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

0.01 - 10.00.................    $     49,236          2         0.01%   $   24,618     4.226%      291.12        655         8.5%
10.01 - 20.00................         266,888         11         0.05        24,263     4.331       298.73        751        16.4
20.01 - 30.00................       1,268,173         37         0.22        34,275     5.097       297.94        721        25.9
30.01 - 40.00................       4,431,017        132         0.75        33,568     4.987       296.68        707        36.4
40.01 - 50.00................       8,443,933        256         1.44        32,984     4.766       297.65        712        45.7
50.01 - 60.00................      17,928,255        523         3.05        34,280     5.037       296.93        716        55.3
60.01 - 70.00................      51,658,849      1,463         8.79        35,310     4.983       297.63        706        67.0
70.01 - 80.00................      78,264,699      2,160        13.32        36,234     5.074       297.54        703        77.8
80.01 - 90.00................     166,895,226      5,840        28.40        28,578     5.960       297.23        704        88.9
90.01 - 100.00...............     258,394,795      7,023        43.97        36,793     5.813       297.63        716        98.4
     Total...................    ------------     ------       ------
                                 $587,601,072     17,447       100.00%
                                 ============     ======       ======

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 87.46%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
              State               Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Alabama......................    $  6,532,246        265         1.11%   $   24,650      5.317%     297.47        714        93.4%
Alaska.......................       1,572,504         39         0.27        40,321      5.378      299.12        695        91.3
Arizona......................      35,443,112      1,059         6.03        33,468      5.618      297.75        716        92.3
California...................     120,061,059      2,866        20.43        41,892      5.885      297.36        708        81.2
Colorado.....................      24,177,518        707         4.11        34,197      5.441      297.40        715        92.6
Connecticut..................       6,241,719        184         1.06        33,922      5.823      297.61        703        85.5
Delaware.....................       2,016,443         54         0.34        37,342      5.520      298.38        707        85.1
District of Columbia.........       1,040,499         26         0.18        40,019      4.817      297.06        711        84.2
Florida......................      52,600,075      1,632         8.95        32,230      5.989      298.00        710        88.9
Georgia......................      15,274,266        505         2.60        30,246      5.348      297.26        709        93.6
Hawaii.......................       7,920,151        168         1.35        47,144      5.560      298.28        708        79.9
Idaho........................       4,799,835        173         0.82        27,745      5.574      295.17        702        91.0
Illinois.....................      23,941,795        754         4.07        31,753      5.823      297.99        715        90.6
Indiana......................       5,359,703        210         0.91        25,522      5.271      296.72        705        92.7
Iowa.........................       1,717,632         72         0.29        23,856      5.289      297.89        705        94.3
Kansas.......................       4,414,320        172         0.75        25,665      5.417      297.73        710        92.6
Kentucky.....................       5,213,072        187         0.89        27,877      5.144      299.07        712        92.2
Louisiana....................       2,845,120        119         0.48        23,909      5.214      296.37        706        91.1
Maine........................       2,189,121         74         0.37        29,583      4.938      296.63        703        85.1
Maryland.....................      13,251,079        372         2.26        35,621      5.361      296.88        704        85.8
Massachusetts................       8,529,292        228         1.45        37,409      5.779      298.48        708        82.3
Michigan.....................      13,478,459        478         2.29        28,198      5.388      296.20        709        90.1
Minnesota....................       9,235,487        284         1.57        32,519      5.398      297.85        709        89.3
Mississippi..................       1,751,741         65         0.30        26,950      5.151      298.46        699        95.8
Missouri.....................       8,544,611        322         1.45        26,536      5.195      296.16        702        92.0
Montana......................       2,923,941        107         0.50        27,327      5.410      297.05        717        85.0
Nebraska.....................         987,826         41         0.17        24,093      5.826      294.21        711        94.8
Nevada.......................      30,378,805        761         5.17        39,920      6.049      298.53        713        86.3
New Hampshire................       3,104,710         93         0.53        33,384      5.661      297.75        702        85.8
New Jersey...................      22,108,433        590         3.76        37,472      5.714      297.05        705        84.3
New Mexico...................       3,796,067        127         0.65        29,890      5.323      297.50        708        90.9
New York.....................      20,730,468        566         3.53        36,626      5.235      297.70        709        79.3
North Carolina...............      10,999,184        392         1.87        28,059      5.506      298.13        710        92.4
North Dakota.................         371,422         14         0.06        26,530      5.153      299.11        688        88.5
Ohio.........................      11,849,492        420         2.02        28,213      5.376      298.03        705        93.3
Oklahoma.....................       2,421,446         97         0.41        24,963      5.348      296.41        711        91.2
Oregon.......................       9,893,570        302         1.68        32,760      5.551      296.18        709        90.3
Pennsylvania.................      14,342,511        507         2.44        28,289      5.318      296.49        706        89.6
Rhode Island.................       2,841,024         65         0.48        43,708      5.857      298.71        704        83.6
South Carolina...............       5,656,055        193         0.96        29,306      5.472      298.14        718        90.3
South Dakota.................         574,935         23         0.10        24,997      5.339      298.51        703        95.9
Tennessee....................       7,840,214        274         1.33        28,614      5.305      297.26        718        94.0
Texas........................       3,075,001        121         0.52        25,413      5.638      298.77        716        87.0
Utah.........................       7,070,185        257         1.20        27,510      5.502      296.98        715        92.7
Vermont......................         485,007         13         0.08        37,308      4.999      299.10        697        80.0
Virginia.....................      16,545,428        484         2.82        34,185      5.411      297.38        713        87.6
Washington...................      22,326,301        649         3.80        34,401      5.558      296.97        713        90.5
West Virginia................         959,139         38         0.16        25,241      5.411      286.27        699        90.4
Wisconsin....................       7,319,534        263         1.25        27,831      5.303      297.15        707        89.4
Wyoming......................         849,515         35         0.14        24,272      6.107      298.57        724        82.0
     Total...................    ------------     ------       ------
                                 $587,601,072     17,447       100.00%
                                 ============     ======       ======

      Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Range of Credit Scores          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

821 - 840....................    $    954,245         37         0.16%   $   25,790     5.266%      298.40        829        73.6%
801 - 820....................       9,417,206        320         1.60        29,429     5.535       297.81        807        82.6
781 - 800....................      27,396,644        886         4.66        30,922     5.692       297.42        790        86.1
761 - 780....................      49,350,514      1,580         8.40        31,235     5.784       296.70        770        87.9
741 - 760....................      67,789,895      2,082        11.54        32,560     5.769       297.19        750        88.3
721 - 740....................      85,190,196      2,476        14.50        34,406     5.854       297.25        730        89.2
701 - 720....................      95,468,557      2,738        16.25        34,868     5.820       298.01        710        88.6
681 - 700....................      83,481,520      2,450        14.21        34,074     5.639       297.79        690        88.0
661 - 680....................      87,575,675      2,501        14.90        35,016     5.450       297.49        670        87.6
641 - 660....................      48,008,459      1,429         8.17        33,596     5.232       297.79        651        85.5
621 - 640....................      29,205,914        844         4.97        34,604     5.161       296.93        631        81.5
601 - 620....................       3,469,522         94         0.59        36,910     4.736       297.51        616        77.8
581 - 600....................         213,943          8         0.04        26,743     5.536       289.38        591        83.8
561 - 580....................          14,900          1          (1)        14,900     3.990       299.00        571        99.4
560 or less..................          63,882          1         0.01        63,882     3.990       299.00        482        86.9
     Total...................    ------------     ------       ------
                                 $587,601,072     17,447       100.00%
                                 ============     ======       ======


--------------
(1) Less than 0.01%.

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 710.


                 Property Type for the Group 1 Mortgage Loans




                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
          Property Type           Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Single Family................    $390,242,994     11,868        66.41%   $   32,882     5.481%      297.17        706        86.1%
Planned Unit Development (PUD)    116,153,676      3,229        19.77        35,972     5.631       297.95        717        90.5
Low-Rise Condominium.........      59,035,685      1,792        10.05        32,944     6.262       298.24        717        90.4
2-4 Units....................      15,128,417        354         2.57        42,736     6.690       297.98        712        86.9
High-Rise Condominium........       7,040,300        204         1.20        34,511     6.775       298.98        723        90.0
     Total...................    ------------     ------       ------
                                 $587,601,072     17,447       100.00%
                                 ============     ======       ======

                 Gross Margins for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Range of Gross Margins (%)      Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Less than or equal to 0.000.. $ 46,267,500      1,348          7.87%    $   34,323      4.445%      295.21       741        69.0%
0.001 - 0.250................   16,188,422        470          2.76         34,443      4.440       295.40       692        65.4
0.251 - 0.500................   57,190,219      1,576          9.73         36,288      4.711       296.19       718        77.1
0.501 - 0.750................   12,137,394        272          2.07         44,623      5.384       297.08       709        77.0
0.751 - 1.000................   23,995,226        557          4.08         43,079      5.583       298.18       714        83.8
1.001 - 1.250................   26,928,724        785          4.58         34,304      4.711       297.31       670        74.3
1.251 - 1.500................   21,621,133        604          3.68         35,797      5.014       298.40       728        91.0
1.501 - 1.750................   19,425,433        548          3.31         35,448      5.957       297.99       705        82.0
1.751 - 2.000................   50,584,768      1,754          8.61         28,840      5.430       296.49       727        90.1
2.001 - 2.250................   38,886,544      1,234          6.62         31,513      5.682       297.07       699        89.7
2.251 - 2.500................   88,765,239      2,651         15.11         33,484      5.788       298.50       731        95.9
2.501 - 2.750................   23,849,645        711          4.06         33,544      7.087       298.32       703        91.5
2.751 - 3.000................   36,967,629      1,142          6.29         32,371      5.474       297.42       679        92.3
3.001 - 3.250................    8,531,196        281          1.45         30,360      5.996       297.86       695        93.1
3.251 - 3.500................   67,720,624      1,926         11.52         35,161      6.258       298.70       697        98.0
3.501 - 3.750................   10,235,285        386          1.74         26,516      7.104       297.29       707        94.2
3.751 - 4.000................    9,050,203        276          1.54         32,791      7.640       298.36       707        96.3
4.001 - 4.250................    8,571,048        314          1.46         27,296      6.800       298.87       690        94.4
4.251 - 4.500................   10,349,713        277          1.76         37,364      7.943       298.63       682        96.6
4.501 - 4.750................    3,603,946        135          0.61         26,696      6.334       298.23       674        97.3
4.751 - 5.000................    1,629,105         52          0.28         31,329      6.731       299.32       677        93.1
5.001 - 5.250................    2,109,820         62          0.36         34,029      9.792       299.31       692        95.5
5.251 - 5.500................    1,810,199         50          0.31         36,204      5.746       299.34       660        97.6
5.501 - 5.750................      424,482         10          0.07         42,448      9.002       299.37       698        96.2
5.751 - 6.000................      128,595          6          0.02         21,433      9.025       299.28       665        79.5
6.001 - 6.250................      266,079          9          0.05         29,564      9.275       299.16       680        95.3
6.251 - 6.500................       35,697          3          0.01         11,899      9.048       299.00       694        91.3
6.501 - 6.750................       62,444          3          0.01         20,815     11.967       299.44       680        92.2
7.001 - 7.250................      128,752          3          0.02         42,917     12.481       299.00       681        97.5
7.251 - 7.500................       95,550          1          0.02         95,550     12.750       300.00       627        94.7
8.001 - 8.250................       40,458          1          0.01         40,458      3.750       298.00       697       100.0
     Total...................  -----------     ------        ------
                              $587,601,072     17,447        100.00%
                              ============     ======        ======


     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 2.054%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


         Credit Limit Utilization Rates for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
     Range of Credit Limit          Balance       Mortgage     Balance      Principal  Mortgage     Term     Bureau       -Value
      Utilization Rates (%)       Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

0.01 - 10.00.................   $    959,938         298         0.16%   $    3,221     5.562%      293.73        735        71.3%
10.01 - 20.00................      3,319,185         419         0.56         7,922     5.395       295.87        728        72.6
20.01 - 30.00................      5,172,939         421         0.88        12,287     5.342       295.63        724        71.3
30.01 - 40.00................      7,842,373         494         1.33        15,875     5.237       295.65        721        74.5
40.01 - 50.00................     10,000,632         512         1.70        19,532     5.207       296.53        715        75.7
50.01 - 60.00................     11,632,563         507         1.98        22,944     5.013       295.26        711        76.1
60.01 - 70.00................     17,735,742         643         3.02        27,583     5.027       295.30        713        78.7
70.01 - 80.00................     23,527,016         707         4.00        33,277     4.969       295.13        711        79.8
80.01 - 90.00................     23,622,614         643         4.02        36,738     5.071       293.81        705        80.7
90.01 - 100.00...............    483,788,071      12,803        82.33        37,787     5.754       297.99        709        89.5
     Total...................    -----------      ------       ------
                                $587,601,072      17,447       100.00%
                                ============      ======       ======



     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 86.72%.


               Maximum Loan Rates for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
      Maximum Loan Rates (%)      Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
8.750........................   $      9,776           1          (1)    $    9,776    7.750%      262.00        691       100.0%
11.949.......................        321,600           3         0.05%      107,200    5.335       300.00        662       100.0
12.500.......................         70,961           5         0.01        14,192    8.360       211.69        679        83.9
16.000.......................     29,332,129         879         4.99        33,370    5.306       298.80        710        84.4
17.000.......................     55,381,242       1,742         9.42        31,792    5.975       298.04        711        88.8
18.000.......................    502,485,365      14,817        85.51        33,913    5.618       297.35        710        87.5
     Total...................    -----------      ------       ------
                                $587,601,072      17,447       100.00%
                                ============      ======       ======


 --------------
(1) Less than 0.01%.


     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.802%.

                 Credit Limits for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
   Range of Credit Limits ($)     Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
0.01 - 10,000.00.............   $  2,106,324         268         0.36%   $    7,859      6.267%      295.98        709        86.7%
10,000.01 - 20,000.00........     43,016,164       3,042         7.32        14,141      5.840       296.11        711        87.7
20,000.01 - 30,000.00........    103,208,196       4,460        17.56        23,141      5.673       297.04        709        90.1
30,000.01 - 40,000.00........    107,080,735       3,381        18.22        31,671      5.824       297.63        712        90.4
40,000.01 - 50,000.00........     90,286,702       2,325        15.37        38,833      5.558       297.50        712        88.3
50,000.01 - 60,000.00........     65,358,967       1,305        11.12        50,083      5.728       297.93        713        91.1
60,000.01 - 70,000.00........     50,283,476         886         8.56        56,753      5.742       297.95        709        90.4
70,000.01 - 80,000.00........     30,974,142         511         5.27        60,615      5.428       297.70        703        83.7
80,000.01 - 90,000.00........     20,677,357         300         3.52        68,925      5.257       297.84        702        83.4
90,000.01 - 100,000.00.......     38,368,428         598         6.53        64,161      5.180       297.69        706        75.3
100,000.01 - 125,000.00......     16,455,987         178         2.80        92,449      5.318       298.85        703        78.9
125,000.01 - 150,000.00......     17,756,317         177         3.02       100,318      5.595       296.82        716        74.4
150,000.01 - 175,000.00......      1,782,485          14         0.30       127,320      5.522       298.17        731        74.4
200,000.01 - 225,000.00......        245,793           2         0.04       122,896      4.277       299.00        700        77.6
     Total...................    -----------      ------       -------
                                $587,601,072      17,447       100.00%
                                ============      ======       ======



     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $39,902.


                 Lien Priority for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
          Lien Priority           Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
Second Liens.................     $587,601,072     17,447     100.00%   $   33,679     5.636%      297.48       710         87.5%
     Total...................     ------------     ------     -------
                                  $587,601,072     17,447     100.00%
                                  ============     ======     ======



               Delinquency Status for the Group 1 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage      Term       Bureau       -Value
      Delinquency Status          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
Current......................     $587,601,072      17,447    100.00%   $   33,679      5.636%     297.48       710         87.5%
     Total...................      -----------      ------    ------
                                  $587,601,072      17,447    100.00%
                                  ============      ======    ======

                Origination Year for the Group 1 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
       Origination Year           Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
1997.........................     $  4,299,326         191         0.73%    $22,510     6.657%      206.59       711        81.2%
1998.........................          100,199           5         0.02      20,040     6.220       221.09       727        90.6
1999.........................          606,919          21         0.10      28,901     6.254       234.57       724        88.6
2000.........................          190,260          10         0.03      19,026     6.297       243.90       679        88.9
2001.........................        1,376,758          51         0.23      26,995     6.151       254.13       730        89.8
2002.........................        4,557,501         162         0.78      28,133     6.182       265.29       718        89.2
2003.........................       11,542,038         430         1.96      26,842     6.634       280.81       708        86.7
2004.........................       78,738,178       2,590        13.40      30,401     6.313       297.44       713        89.6
2005.........................      486,189,894      13,987        82.74      34,760     5.486       299.22       709        87.2
     Total...................      -----------      ------       ------
                                  $587,601,072      17,447       100.00%
                                  ============      ======       ======

                                 Loan Group 2


               Principal Balances for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of                 Weighted   Weighted   Weighted      Average
                                  Aggregate                  Aggregate       Average    Average    Average     Average     Combined
                                  Principal     Number of    Principal       Current     Gross    Remaining    Credit       Loan-to
 Range of Principal Balances       Balance      Mortgage      Balance       Principal   Mortgage     Term      Bureau       -Value
             ($)                 Outstanding      Loans     Outstanding      Balance     Rate      (months)   Risk Score     Ratio
             ---                 -----------      -----     -----------      -------     ----      --------   ----------     -----

0.01 - 10,000.00.............   $  3,002,354        494         0.34%    $    6,078       5.683%      295.50      715       78.5%
10,000.01 - 20,000.00........     13,829,175        875         1.55         15,805       5.675       296.16      709       84.1
20,000.01 - 30,000.00........     28,620,378      1,109         3.22         25,807       6.099       296.83      707       87.2
30,000.01 - 40,000.00........     33,603,526        944         3.78         35,597       6.369       297.89      710       88.7
40,000.01 - 50,000.00........     53,934,598      1,180         6.06         45,707       6.466       298.20      711       87.3
50,000.01 - 60,000.00........     55,746,244      1,004         6.26         55,524       6.631       298.55      715       89.6
60,000.01 - 70,000.00........     52,050,178        798         5.85         65,226       6.687       297.95      713       90.2
70,000.01 - 80,000.00........     59,712,829        793         6.71         75,300       6.483       298.56      717       91.7
80,000.01 - 90,000.00........     45,925,974        539         5.16         85,206       6.572       298.66      713       91.0
90,000.01 - 100,000.00.......     68,303,927        703         7.68         97,161       6.289       298.09      710       86.7
100,000.01 - 125,000.00......     89,877,873        797        10.10        112,770       6.350       298.76      718       90.4
125,000.01 - 150,000.00......     90,650,013        644        10.19        140,761       6.156       298.57      714       86.4
150,000.01 - 175,000.00......     27,841,171        170         3.13        163,772       5.813       298.39      713       84.5
175,000.01 - 200,000.00......     38,250,260        200         4.30        191,251       5.546       298.85      716       81.4
200,000.01 - 225,000.00......     15,731,403         74         1.77        212,587       5.692       299.17      710       83.2
225,000.01 - 250,000.00......     21,957,269         91         2.47        241,289       5.945       299.06      713       79.4
250,000.01 - 275,000.00......     11,575,806         44         1.30        263,086       5.598       299.09      721       81.9
275,000.01 - 300,000.00......     20,751,146         71         2.33        292,270       5.844       297.22      725       76.4
300,000.01 - 325,000.00......      7,819,136         25         0.88        312,765       6.030       299.20      731       82.1
325,000.01 - 350,000.00......     10,600,053         31         1.19        341,937       5.872       299.23      718       84.5
350,000.01 - 375,000.00......      7,669,642         21         0.86        365,221       5.930       299.10      723       83.7
375,000.01 - 400,000.00......     11,719,578         30         1.32        390,653       6.044       299.23      717       78.6
400,000.01 - 425,000.00......      5,386,181         13         0.61        414,322       5.330       299.00      729       78.6
425,000.01 - 450,000.00......      9,275,702         21         1.04        441,700       6.119       299.33      732       83.5
450,000.01 - 475,000.00......      6,006,058         13         0.67        462,004       5.502       299.00      725       80.3
475,000.01 - 500,000.00......     21,814,354         44         2.45        495,781       5.946       299.11      723       75.8
500,000.01 - 525,000.00......      2,042,733          4         0.23        510,683       5.911       299.25      759       73.8
525,000.01 - 550,000.00......      2,142,500          4         0.24        535,625       6.400       299.00      683       77.1
550,000.01 - 575,000.00......      2,810,841          5         0.32        562,168       5.192       299.40      717       78.9
575,000.01 - 600,000.00......      2,345,001          4         0.26        586,250       6.583       297.25      724       81.3
600,000.01 - 625,000.00......      3,047,498          5         0.34        609,500       6.072       299.00      753       78.4
625,000.01 - 650,000.00......      3,208,400          5         0.36        641,680       5.593       299.00      745       77.3
650,000.01 - 675,000.00......      2,644,154          4         0.30        661,039       6.184       299.25      729       75.1
675,000.01 - 700,000.00......      2,100,000          3         0.24        700,000       4.327       299.33      715       89.6
700,000.01 - 725,000.00......      2,141,000          3         0.24        713,667       5.876       299.00      700       87.9
725,000.01 - 750,000.00......      6,725,103          9         0.76        747,234       5.624       299.00      738       81.3
775,000.01 - 800,000.00......      2,354,000          3         0.26        784,667       4.408       299.00      699       83.3
800,000.01 - 825,000.00......      2,436,012          3         0.27        812,004       5.872       299.00      680       72.0
825,000.01 - 850,000.00......      1,666,000          2         0.19        833,000       5.250       299.00      694       77.5
850,000.01 - 875,000.00......      1,735,701          2         0.20        867,851       5.999       299.00      803       80.0
875,000.01 - 900,000.00......      2,700,000          3         0.30        900,000       6.292       299.33      717       74.1
950,000.01 - 975,000.00......      1,928,000          2         0.22        964,000       4.750       299.00      770       65.7
975,000.01 - 1,000,000.00....     11,941,656         12         1.34        995,138       5.936       299.17      724       78.8
Greater than 1,000,000.00....     24,274,727         16         2.73      1,517,170       6.119       298.94      728       71.8
     Total...................    -----------     ------       -------
                                $889,898,155     10,817       100.00%
                                ============     ======       ======

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $82,268.

                 Loan Programs for the Group 2 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Description of Loan Programs    Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

10 Year Draw, 0 Year Repay.....    $      3,475           1          (1)     $ 3,475    7.000%     104.00       755       100.0%
3 Year Draw, 10 Year Repay.....          21,570           2          (1)      10,785    7.812       68.00       671        97.0
5 Year Draw, 10 Year Repay.....         875,739           9         0.10%     97,304    6.909      177.48       693        76.9
10 Year Draw, 15 Year Repay(2).     888,351,576      10,793        99.83      82,308    6.190      298.63       716        85.7
15 Year Draw, 0 Year Repay.....         247,188           4         0.03      61,797    7.379      157.43       690        89.2
15 Year Draw, 10 Year Repay....         398,607           8         0.04      49,826    6.539      299.05       738        95.0
     Total.....................     -----------      ------       -------
                                   $889,898,155      10,817       100.00%
                                   ============      ======       ======


--------------
(1) Less than 0.01%.
(2) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                   Loan Rates for the Group 2 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Range of Loan Rates (%)         Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Less than or equal to 3.000..   $     74,800           1         0.01%   $   74,800      3.000%     300.00       725        90.0%
3.001 - 3.500................      1,077,513          16         0.12        67,345      3.434      299.03       733        88.0
3.501 - 4.000................    178,521,124       2,506        20.06        71,237      3.970      299.16       707        84.8
4.001 - 4.500................     18,604,863         214         2.09        86,939      4.306      299.32       713        88.3
4.501 - 5.000................     28,966,915         332         3.26        87,250      4.917      299.02       734        82.7
5.001 - 5.500................    138,761,998       1,589        15.59        87,327      5.277      298.44       725        84.6
5.501 - 6.000................     76,109,569         676         8.55       112,588      5.812      297.11       723        73.4
6.001 - 6.500................     90,298,124         716        10.15       126,115      6.287      298.36       717        80.6
6.501 - 7.000................     65,934,647         603         7.41       109,344      6.827      298.66       714        83.9
7.001 - 7.500................     60,995,671         815         6.85        74,841      7.308      297.08       718        89.9
7.501 - 8.000................    112,565,167       1,544        12.65        72,905      7.794      298.56       715        90.3
8.001 - 8.500................     28,550,791         408         3.21        69,977      8.282      298.00       703        93.0
8.501 - 9.000................     47,856,790         765         5.38        62,558      8.782      298.57       715        95.8
9.001 - 9.500................     21,667,071         316         2.43        68,567      9.352      299.14       722        95.5
9.501 - 10.000...............     14,111,643         214         1.59        65,942      9.757      299.15       701        96.3
10.001 - 10.500..............      4,335,850          73         0.49        59,395     10.367      299.14       689        94.9
10.501 - 11.000..............        765,052          12         0.09        63,754     10.693      299.06       672        95.1
11.001 - 11.500..............        438,929          10         0.05        43,893     11.382      299.18       673        94.7
11.501 - 12.000..............         35,000           1          (1)        35,000     11.625      299.00       684        90.0
12.001 - 12.500..............        175,050           4         0.02        43,763     12.473      299.55       665        99.4
12.501 - 13.000..............         14,990           1          (1)        14,990     12.750      299.00       680        90.0
Greater than 13.000..........         36,598           1          (1)        36,598     13.750      299.00       696        90.0
     Total...................   ------------      ------       -------
                                $889,898,155      10,817       100.00%
                                ============      ======       ======

--------------
(1) Less than 0.01%.


         As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 6.191%.

     Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
   Range of Months Remaining       Balance       Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
   to Scheduled Maturity          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

 61 - 72.....................    $     21,570           2          (1)    $   10,785     7.812%      68.00       671        97.0%
 85 - 96.....................          61,144           1         0.01%       61,144     7.500       91.00       609        90.0
 97 - 108....................           3,475           1          (1)         3,475     7.000      104.00       755       100.0
157 - 168....................          54,989           1         0.01        54,989     8.000      167.00       701        95.0
169 - 180....................       1,006,795          11         0.11        91,527     6.929      178.38       697        78.1
205 - 216....................       1,495,127          47         0.17        31,811     6.402      211.83       700        76.9
217 - 228....................         141,914           2         0.02        70,957     5.563      227.01       686        94.2
229 - 240....................         167,419           6         0.02        27,903     5.763      236.95       733        88.5
241 - 252....................         212,536           4         0.02        53,134     6.035      249.41       772        94.2
253 - 264....................         527,950          14         0.06        37,711     6.223      260.48       702        94.4
265 - 276....................       2,156,360          53         0.24        40,686     6.489      271.86       719        89.4
277 - 288....................       8,390,815         183         0.94        45,851     6.618      282.91       712        85.6
289 - 300....................     875,658,064      10,492        98.40        83,460     6.185      299.05       716        85.7
     Total...................     -----------      ------       ------
                                 $889,898,155      10,817       100.00%
                                 ============      ======       ======


--------------
(1) Less than 0.01%.

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.


     The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.



         Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
   Range of Combined Loan-to-       Balance       Mortgage     Balance      Principal  Mortgage     Term     Bureau       -Value
         Value Ratio (%)          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

0.01 - 10.00.................    $     79,168           1         0.01%   $   79,168    6.125%      299.00       725         7.4%
10.01 - 20.00................          28,569           1          (1)        28,569    3.990       299.00       704        19.5
20.01 - 30.00................         769,862          13         0.09        59,220    4.940       299.08       744        27.3
30.01 - 40.00................       5,194,718          44         0.58       118,062    5.877       298.26       747        37.5
40.01 - 50.00................      10,464,425         118         1.18        88,682    5.373       295.33       723        45.9
50.01 - 60.00................      23,157,538         255         2.60        90,814    5.355       297.94       715        56.2
60.01 - 70.00................      84,081,500         782         9.45       107,521    5.468       298.58       715        67.0
70.01 - 80.00................     175,862,587       1,550        19.76       113,460    5.681       298.54       712        77.9
80.01 - 90.00................     322,518,037       4,419        36.24        72,984    6.385       298.67       713        88.8
90.01 - 100.00...............     267,741,752       3,634        30.09        73,677    6.634       298.30       722        98.4
     Total...................     -----------      ------       ------
                                 $889,898,155      10,817       100.00%
                                 ============      ======       ======


--------------
(1) Less than 0.01%

         As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 85.73%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

            Geographic Distribution for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage      Term       Bureau       -Value
              State               Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Alabama......................    $  2,110,615         69         0.24%   $   30,589      5.853%     297.85       722          92.4%
Alaska.......................       1,245,189         21         0.14        59,295      6.122      298.83       720          89.8
Arizona......................      20,654,003        362         2.32        57,055      6.128      298.07       719          89.5
California...................     512,438,019      4,922        57.58       104,112      6.255      298.60       716          85.2
Colorado.....................      22,089,043        325         2.48        67,966      6.094      297.82       717          86.8
Connecticut..................      10,370,225        114         1.17        90,967      6.340      298.07       712          83.6
Delaware.....................       1,211,378         19         0.14        63,757      6.012      299.06       704          83.8
District of Columbia.........       1,957,662         27         0.22        72,506      5.661      298.61       687          79.8
Florida......................      49,120,033        693         5.52        70,880      6.433      298.52       721          84.9
Georgia......................       9,168,374        184         1.03        49,828      5.786      297.65       715          91.9
Hawaii.......................      11,471,233         99         1.29       115,871      6.352      298.94       728          81.5
Idaho........................       2,045,805         50         0.23        40,916      6.197      299.01       700          89.8
Illinois.....................      22,319,229        334         2.51        66,824      6.139      298.85       720          86.9
Indiana......................       2,368,877         55         0.27        43,070      5.704      298.91       711          88.5
Iowa.........................         746,204         23         0.08        32,444      5.972      282.73       717          88.0
Kansas.......................       1,670,318         41         0.19        40,739      5.066      298.58       715          89.6
Kentucky.....................       1,796,082         42         0.20        42,764      5.478      299.08       712          90.4
Louisiana....................       1,204,108         29         0.14        41,521      4.936      299.15       697          94.6
Maine........................       1,481,444         24         0.17        61,727      6.160      299.02       718          85.4
Maryland.....................      11,543,291        177         1.30        65,216      5.766      298.05       708          87.3
Massachusetts................      14,578,453        162         1.64        89,990      5.957      299.27       712          83.8
Michigan.....................       5,592,596        135         0.63        41,427      6.357      295.98       715          88.6
Minnesota....................       3,281,555         77         0.37        42,618      6.311      298.51       717          92.3
Mississippi..................         400,599         12         0.05        33,383      6.745      298.79       695          95.2
Missouri.....................       3,854,338         88         0.43        43,799      5.588      298.13       708          88.7
Montana......................         837,091         25         0.09        33,484      6.244      295.09       725          83.1
Nebraska.....................         270,399          6         0.03        45,067      6.046      299.70       761          67.1
Nevada.......................      34,797,961        508         3.91        68,500      6.425      298.50       716          88.0
New Hampshire................       2,124,821         37         0.24        57,428      6.033      297.82       699          88.3
New Jersey...................      26,323,568        354         2.96        74,360      6.051      298.70       711          84.1
New Mexico...................       2,382,478         51         0.27        46,715      6.256      296.61       716          92.5
New York.....................      29,277,732        339         3.29        86,365      5.832      298.64       714          82.0
North Carolina...............       4,757,003        114         0.53        41,728      5.657      297.22       711          90.3
North Dakota.................          56,980          2         0.01        28,490      7.469      299.00       732          93.8
Ohio.........................       5,855,489        130         0.66        45,042      6.064      298.33       723          91.1
Oklahoma.....................         574,649         18         0.06        31,925      5.269      299.13       702          86.0
Oregon.......................       7,317,180        110         0.82        66,520      6.331      297.38       706          86.5
Pennsylvania.................       6,289,592        124         0.71        50,723      5.949      294.45       708          86.8
Rhode Island.................       2,496,670         25         0.28        99,867      6.286      299.11       740          76.1
South Carolina...............       3,043,569         54         0.34        56,362      6.456      298.58       705          89.5
South Dakota.................         109,013          5         0.01        21,803      6.805      299.15       716          95.8
Tennessee....................       2,959,334         79         0.33        37,460      5.294      298.59       714          91.9
Texas........................       1,992,035         35         0.22        56,915      5.824      299.12       713          83.8
Utah.........................       3,964,498         82         0.45        48,348      5.939      298.19       719          91.5
Vermont......................         512,995          7         0.06        73,285      6.264      299.12       704          85.3
Virginia.....................      21,218,840        302         2.38        70,261      5.883      298.29       717          87.9
Washington...................      14,335,595        238         1.61        60,234      6.114      298.25       713          89.7
West Virginia................         304,570         10         0.03        30,457      4.456      299.30       728          89.3
Wisconsin....................       2,489,652         69         0.28        36,082      6.060      298.18       706          89.5
Wyoming......................         887,766          9         0.10        98,641      5.767      298.85       709          59.5
     Total...................    ------------     ------       -------
                                 $889,898,155     10,817       100.00%
                                 ============     ======       ======



      Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Range of Credit Scores          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

821 - 840....................     $    514,144        10         0.06%   $   51,414     6.167%      297.16       827        87.4%
801 - 820....................       14,695,493       162         1.65        90,713     5.958       299.00       806        85.2
781 - 800....................       55,771,995       558         6.27        99,950     5.948       298.67       789        81.4
761 - 780....................       85,395,611       988         9.60        86,433     5.934       298.46       769        85.2
741 - 760....................      111,246,739     1,296        12.50        85,839     6.224       298.66       750        87.3
721 - 740....................      132,451,418     1,577        14.88        83,989     6.312       298.46       730        87.2
701 - 720....................      157,145,163     1,884        17.66        83,410     6.262       298.51       710        87.3
681 - 700....................      135,197,543     1,692        15.19        79,904     6.334       298.56       690        85.9
661 - 680....................      112,183,933     1,463        12.61        76,681     6.203       298.24       671        85.6
641 - 660....................       52,647,262       690         5.92        76,300     6.184       298.10       652        82.8
621 - 640....................       30,356,861       451         3.41        67,310     5.850       298.41       632        80.1
601 - 620....................        2,169,580        43         0.24        50,455     5.265       292.06       616        80.5
581 - 600....................           49,014         2         0.01        24,507     7.761       285.51       590        88.5
560 or less..................           73,400         1         0.01        73,400     7.625       299.00       558        90.0
     Total...................     ------------    ------       -------
                                  $889,898,155    10,817       100.00%
                                  ============    ======       ======


     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 716.



                 Property Type for the Group 2 Mortgage Loans



                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
          Property Type           Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Single Family................     $586,136,875      6,958        65.87%   $   84,239    6.109%       298.38       715        84.6%
Planned Unit Development (PUD)     203,600,314      2,464        22.88        82,630    6.177        298.56       717        87.6
Low-Rise Condominium.........       65,932,865        979         7.41        67,347    6.563        298.59       722        90.2
2-4 Units....................       21,636,498        233         2.43        92,861    7.078        299.07       716        86.1
High-Rise Condominium........       11,197,694        131         1.26        85,479    7.100        299.19       719        87.9
Manufactured Housing (1).....        1,393,909         52         0.16        26,806    4.157        299.09       701        73.0
     Total...................      -----------     ------       ------
                                  $889,898,155     10,817       100.00%
                                  ============     ======       ======


---------------
(1) Treated as real property.

                 Gross Margins for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
  Range of Gross Margins (%)      Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Less than or equal to 0.000..     $101,063,975      842        11.36%   $  120,028      4.768%      298.59        740        77.4%
0.001 - 0.250................       19,470,565      240         2.19        81,127      4.718       296.85        719        70.6
0.251 - 0.500................       86,976,628      922         9.77        94,335      5.075       297.65        724        76.0
0.501 - 0.750................       40,410,711      327         4.54       123,580      5.420       298.64        714        76.7
0.751 - 1.000................       69,898,674      600         7.85       116,498      5.943       298.84        719        82.1
1.001 - 1.250................       44,139,700      454         4.96        97,224      5.651       297.95        698        78.1
1.251 - 1.500................       43,607,888      410         4.90       106,361      5.992       298.54        717        86.5
1.501 - 1.750................       41,525,985      430         4.67        96,572      6.577       298.95        708        83.8
1.751 - 2.000................       60,916,223      888         6.85        68,599      5.969       298.10        723        90.1
2.001 - 2.250................       59,692,183      857         6.71        69,652      5.939       298.16        712        89.2
2.251 - 2.500................       87,362,243    1,292         9.82        67,618      6.946       298.71        726        92.3
2.501 - 2.750................       59,118,249      830         6.64        71,227      7.336       298.67        704        90.6
2.751 - 3.000................       39,794,068      591         4.47        67,333      6.177       298.86        697        93.5
3.001 - 3.250................       14,816,920      195         1.67        75,984      6.853       297.76        697        92.9
3.251 - 3.500................       54,288,225      928         6.10        58,500      7.549       298.70        706        96.4
3.501 - 3.750................       12,574,842      197         1.41        63,832      7.926       298.99        706        93.4
3.751 - 4.000................       13,354,335      185         1.50        72,186      7.672       299.17        704        96.6
4.001 - 4.250................       15,632,897      225         1.76        69,480      8.632       299.12        715        95.4
4.251 - 4.500................       13,740,027      205         1.54        67,025      8.994       299.16        697        96.5
4.501 - 4.750................        2,995,475       54         0.34        55,472      8.249       299.17        691        95.5
4.751 - 5.000................        3,364,071       52         0.38        64,694      7.602       299.20        675        94.9
5.001 - 5.250................        2,743,248       47         0.31        58,367     10.018       299.16        690        96.2
5.251 - 5.500................        1,477,600       25         0.17        59,104      8.045       299.06        669        96.2
5.501 - 5.750................           94,456        1         0.01        94,456     10.625       300.00        658       100.0
5.751 - 6.000................          269,845        5         0.03        53,969      9.574       299.00        662        96.2
6.001 - 6.250................          307,484        8         0.03        38,435      9.671       299.25        679        95.9
6.251 - 6.500................           35,000        1          (1)        35,000     11.625       299.00        684        90.0
6.751 - 7.000................           19,250        1          (1)        19,250     12.250       299.00        633        95.0
7.001 - 7.250................          155,800        3         0.02        51,933     12.500       299.62        669        99.9
7.251 - 7.500................           14,990        1          (1)        14,990     12.750       299.00        680        90.0
8.251 - 8.500................           36,598        1          (1)        36,598     13.750       299.00        696        90.0
     Total...................      -----------   ------       ------
                                  $889,898,155   10,817       100.00%
                                  ============   ======       ======

--------------
(1) Less than 0.01%.

         As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.777%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


         Credit Limit Utilization Rates for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
     Range of Credit Limit          Balance       Mortgage     Balance      Principal  Mortgage     Term       Bureau       -Value
      Utilization Rates (%)       Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

0.01 - 10.00.................    $  1,610,768        212         0.18%   $    7,598     5.521%      297.07        729        74.4%
10.01 - 20.00................       4,142,416        228         0.47        18,168     5.529       297.45        730        77.3
20.01 - 30.00................       6,406,127        206         0.72        31,098     5.572       296.95        726        76.8
30.01 - 40.00................      10,193,134        247         1.15        41,268     5.603       297.53        719        76.1
40.01 - 50.00................      15,718,892        286         1.77        54,961     5.434       296.61        724        73.1
50.01 - 60.00................      16,263,415        266         1.83        61,141     5.310       297.09        715        75.2
60.01 - 70.00................      21,160,229        295         2.38        71,730     5.242       297.67        716        77.6
70.01 - 80.00................      21,194,509        293         2.38        72,336     5.452       297.53        709        79.6
80.01 - 90.00................      20,262,066        278         2.28        72,885     5.408       296.06        714        80.1
90.01 - 100.00...............     772,946,601      8,506        86.86        90,871     6.310       298.67        716        87.0
     Total...................     -----------     ------       ------
                                 $889,898,155     10,817       100.00%
                                 ============     ======       ======



         As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 88.75%.


               Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
      Maximum Loan Rates (%)      Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
11.949.......................    $  1,353,847          7         0.15%   $  193,407     5.719%      300.00        729       100.0%
12.500.......................           7,514          1          (1)         7,514     5.750       211.00        587        80.0
16.000.......................      31,202,330        410         3.51        76,103     5.792       298.78        715        83.2
17.000.......................      50,653,568        725         5.69        69,867     6.417       298.53        720        84.7
18.000.......................     806,680,895      9,674        90.65        83,386     6.193       298.44        716        85.9
     Total...................     -----------     ------       -------
                                 $889,898,155     10,817       100.00%
                                 ============     ======       ======


--------------
(1) Less than 0.01%.


     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.864%.

                 Credit Limits for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
   Range of Credit Limits ($)     Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
0.01 - 10,000.00.............     $    517,396       67          0.06%   $    7,722      6.389%     296.06       699        84.9%
10,000.01 - 20,000.00........        8,664,142      621          0.97        13,952      5.787      296.31       706        86.5
20,000.01 - 30,000.00........       24,359,665    1,043          2.74        23,355      6.135      296.86       706        89.0
30,000.01 - 40,000.00........       28,684,423      893          3.22        32,121      6.530      297.99       709        90.0
40,000.01 - 50,000.00........       50,506,008    1,235          5.68        40,896      6.520      298.36       709        87.8
50,000.01 - 60,000.00........       51,512,603      988          5.79        52,138      6.738      298.77       714        90.7
60,000.01 - 70,000.00........       49,765,235      812          5.59        61,287      6.745      297.89       713        90.7
70,000.01 - 80,000.00........       58,616,173      861          6.59        68,079      6.491      298.35       718        92.1
80,000.01 - 90,000.00........       43,448,416      547          4.88        79,430      6.641      298.84       714        91.9
90,000.01 - 100,000.00.......       73,617,367      906          8.27        81,255      6.193      297.86       710        85.9
100,000.01 - 125,000.00......       83,952,594      797          9.43       105,336      6.451      298.93       719        91.7
125,000.01 - 150,000.00......       98,868,168      817         11.11       121,014      6.130      298.46       712        85.8
150,000.01 - 175,000.00......       26,134,444      175          2.94       149,340      5.929      298.11       713        86.1
175,000.01 - 200,000.00......       41,497,838      274          4.66       151,452      5.483      298.49       713        80.9
200,000.01 - 225,000.00......       15,861,938       93          1.78       170,558      5.744      298.89       712        83.6
225,000.01 - 250,000.00......       27,376,526      154          3.08       177,770      5.802      298.72       717        78.1
250,000.01 - 275,000.00......       11,671,490       52          1.31       224,452      5.637      299.04       724        83.8
275,000.01 - 300,000.00......       24,414,520      102          2.74       239,358      5.735      297.28       725        76.6
300,000.01 - 325,000.00......        9,629,509       36          1.08       267,486      6.021      299.03       727        82.2
325,000.01 - 350,000.00......       11,123,275       43          1.25       258,681      5.797      299.17       717        83.2
350,000.01 - 375,000.00......        6,668,499       21          0.75       317,548      5.969      299.10       722        85.3
375,000.01 - 400,000.00......       12,206,298       40          1.37       305,157      6.074      299.30       716        78.4
400,000.01 - 425,000.00......        5,372,065       14          0.60       383,719      5.529      299.00       730        84.0
425,000.01 - 450,000.00......        9,862,459       26          1.11       379,325      6.128      299.23       730        81.8
450,000.01 - 475,000.00......        5,635,421       15          0.63       375,695      5.529      298.92       721        83.4
475,000.01 - 500,000.00......       24,153,413       64          2.71       377,397      5.901      299.13       724        74.5
500,000.01 - 525,000.00......        1,542,572        3          0.17       514,191      5.922      299.33       761        84.9
525,000.01 - 550,000.00......        2,802,727        9          0.31       311,414      6.197      298.97       686        78.0
550,000.01 - 575,000.00......        2,956,647        6          0.33       492,774      4.833      299.38       702        78.9
575,000.01 - 600,000.00......        2,345,001        4          0.26       586,250      6.583      297.25       724        81.3
600,000.01 - 625,000.00......        2,432,498        4          0.27       608,125      6.153      299.00       754        82.2
625,000.01 - 650,000.00......        2,844,050        6          0.32       474,008      5.493      299.00       730        77.3
650,000.01 - 675,000.00......        2,791,191        5          0.31       558,238      6.134      299.24       726        75.7
675,000.01 - 700,000.00......        2,040,286        5          0.23       408,057      4.853      299.34       740        83.0
700,000.01 - 725,000.00......        2,756,000        4          0.31       689,000      5.848      299.00       710        82.5
725,000.01 - 750,000.00......        6,080,267       11          0.68       552,752      5.707      299.25       739        73.1
750,000.01 - 775,000.00......          750,000        1          0.08       750,000      5.750      298.00       730       100.0
775,000.01 - 800,000.00......        2,754,000        4          0.31       688,500      4.530      299.00       708        80.7
800,000.01 - 825,000.00......        2,446,270        4          0.27       611,567      5.868      299.00       681        72.0
825,000.01 - 850,000.00......        2,410,000        3          0.27       803,333      4.861      299.00       715        81.1
850,000.01 - 875,000.00......        1,735,701        2          0.20       867,851      5.999      299.00       803        80.0
875,000.01 - 900,000.00......        2,597,000        4          0.29       649,250      5.943      299.35       735        80.0
900,000.01 - 925,000.00......          550,994        1          0.06       550,994      6.250      299.00       758        86.2
950,000.01 - 975,000.00......        1,947,451        3          0.22       649,150      4.767      299.01       770        65.8
975,000.01 - 1,000,000.00....       15,353,286       21          1.73       731,109      5.774      299.03       726        76.3
Greater than 1,000,000.00....       26,642,331       21          2.99     1,268,682      6.052      298.96       727        72.2
     Total...................     ------------   ------        -------
                                  $889,898,155   10,817        100.00%
                                  ============   ======        ======

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $95,849.

                 Lien Priority for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
          Lien Priority           Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----

Second Liens.................     $889,898,155     10,817    100.00%     $   82,268     6.191%      298.46        716        85.7%
     Total...................      -----------     ------    -------
                                  $889,898,155     10,817    100.00%
                                  ============     ======    ======


               Delinquency Status for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage      Term       Bureau       -Value
      Delinquency Status          Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
Current......................     $889,898,155     10,817       100.00%   $  82,268    6.191%      298.46        716        85.7%
     Total...................      -----------     -------      -------
                                  $889,898,155     10,817       100.00%
                                  ============     ======       ======



                Origination Year for the Group 2 Mortgage Loans

                                                                                                                           Weighted
                                                             Percent of               Weighted     Weighted   Weighted     Average
                                   Aggregate                  Aggregate     Average    Average     Average    Average      Combined
                                   Principal     Number of   Principal      Current    Gross       Remaining   Credit      Loan-to
                                    Balance      Mortgage     Balance      Principal  Mortgage       Term     Bureau       -Value
       Origination Year           Outstanding      Loans    Outstanding     Balance     Rate      (months)   Risk Score     Ratio
  ----------------------------    -----------      -----    -----------     -------     ----      --------   ----------     -----
1997.........................     $  1,577,841       50          0.18%   $   31,557      6.464%      205.18      696        77.7%
1998.........................           23,332        1           (1)        23,332      5.250       222.00      718        76.2
1999.........................          238,538        5          0.03        47,708      5.600       231.98      707        97.4
2000.........................          103,176        4          0.01        25,794      6.596       240.94      741        78.2
2001.........................          440,256        8          0.05        55,032      6.002       255.67      731        93.4
2002.........................        1,975,691       49          0.22        40,320      6.412       270.07      714        89.8
2003.........................        7,348,931      162          0.83        45,364      6.559       280.58      715        85.7
2004.........................      105,467,710    1,590         11.85        66,332      6.519       296.75      718        87.5
2005.........................      772,722,681    8,948         86.83        86,357      6.142       299.19      716        85.5
     Total...................     ------------   ------        -------
                                  $889,898,155   10,817        100.00%
                                  ============   ======        ======

--------------
(1) Less than 0.01%.

         Mortgage Loan Statistics

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------   ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWHEQ, INC.


                                                  By: /s/ Leon Daniels, Jr.
                                                      ----------------------
                                                      Name: Leon Daniels, Jr.
                                                      Title: Vice President



Dated:  March 10, 2005